Vanguard® Commodity Strategy Fund
Consolidated Schedule of Investments (unaudited)
As of July 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (67.4%)
U.S. Government Securities (67.4%)
	U.S. Treasury Inflation Indexed Bonds	0.125%	1/15/22	52,138	53,140
	U.S. Treasury Inflation Indexed Bonds	0.125%	4/15/22	50,868	52,060
	U.S. Treasury Inflation Indexed Bonds	0.125%	7/15/22	49,668	51,298
	U.S. Treasury Inflation Indexed Bonds	0.125%	1/15/23	60,441	63,095
	U.S. Treasury Inflation Indexed Bonds	0.625%	4/15/23	51,327	54,286
	U.S. Treasury Inflation Indexed Bonds	0.375%	7/15/23	59,010	62,827
	U.S. Treasury Inflation Indexed Bonds	0.625%	1/15/24	56,104	60,619
	U.S. Treasury Inflation Indexed Bonds	0.500%	4/15/24	31,517	34,112
	U.S. Treasury Inflation Indexed Bonds	0.125%	7/15/24	51,699	55,916
	U.S. Treasury Inflation Indexed Bonds	0.125%	10/15/24	44,351	48,114
	U.S. Treasury Inflation Indexed Bonds	0.250%	1/15/25	51,773	56,481
	U.S. Treasury Inflation Indexed Bonds	2.375%	1/15/25	33,465	39,112
	U.S. Treasury Inflation Indexed Bonds	0.125%	4/15/25	36,615	39,927
	U.S. Treasury Inflation Indexed Bonds	0.375%	7/15/25	51,209	56,834
	U.S. Treasury Inflation Indexed Bonds	0.125%	10/15/25	44,230	48,757
	U.S. Treasury Inflation Indexed Bonds	0.625%	1/15/26	44,710	50,348
	U.S. Treasury Inflation Indexed Bonds	2.000%	1/15/26	23,577	28,089
	U.S. Treasury Inflation Indexed Bonds	0.125%	4/15/26	43,292	47,784
	U.S. Treasury Inflation Indexed Bonds	0.125%	7/15/26	41,565	46,306
Total U.S. Government and Agency Obligations (Cost $930,086)					949,105
				Shares
Temporary Cash Investments (34.3%)
Money Market Fund (14.8%)
[1]	Vanguard Market Liquidity Fund	0.064%		2,080,512	208,051
			Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (19.5%)
[2]	U.S. Treasury Bill	0.008%	8/26/21	23,850	23,849
[2]	U.S. Treasury Bill	0.017%	9/2/21	6,200	6,200
[2]	U.S. Treasury Bill	0.020%	9/16/21	6,200	6,200
[2]	U.S. Treasury Bill	0.041%–0.045%	9/23/21	29,180	29,178
[2]	U.S. Treasury Bill	0.044%	9/30/21	4,600	4,600

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[2]	U.S. Treasury Bill	0.043%–0.048%	10/28/21	204,650	204,628
					274,655
Total Temporary Cash Investments (Cost $482,695)					482,706
Total Investments (101.7%) (Cost $1,412,781)					1,431,811
Other Assets and Liabilities—Net (-1.7%)					(23,689)
Net Assets (100%)					1,408,122
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Security is owned by the Vanguard CSF Portfolio, which is a wholly owned subsidiary of the Commodity Strategy Fund.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Bloomberg Commodity Index[2]	8/11/21	MLI	200,000	(0.060)	8,293	—
Bloomberg Commodity Index[2]	8/25/21	BARC	64,000	(0.100)	—	(243)
Bloomberg Commodity Index 2 Month Forward[2]	8/25/21	BARC	125,000	(0.110)	—	(390)
Bloomberg Commodity Index 3 Month Forward[2]	8/25/21	GSI	13,500	(0.120)	—	(41)
BofA Merrill Lynch Commodity MLBXSTGV Excess Return Strategy[2,3]	8/11/21	MLI	160,000	(0.110)	5,878	(61)
BofA Merrill Lynch Commodity MLCILP3E Excess Return Strategy[2,3]	8/11/21	MLI	13,000	(0.140)	555	—
BofA Merrill Lynch MLBXAKSV Excess Return Index[2,3]	8/11/21	MLI	104,000	(0.170)	4,740	—
Credit Suisse Custom 34 - 01E Forward Excess Return[2,3]	8/25/21	CSFBI	334,000	(0.160)	—	(889)

Over-the-Counter Total Return Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Goldman Sachs Commodity i-Select Strategy 1129[2,3]	8/25/21	GSI	335,000	(0.120)	—	(959)
Modified Strategy DBS18 on the Bloomberg Commodity Index[2,3]	8/25/21	GSI	41,500	(0.120)	81	—
					19,547	(2,583)
1	Based on 1M USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid monthly.
2	Security is owned by the subsidiary.
3	Information on the components of the reference entity is available on www.vanguard.com.
1M—1-month.
BARC—Barclays Bank plc.
CSFBI—Credit Suisse.
GSI—Goldman Sachs International.
MLI—Merrill Lynch International.
At July 31, 2021, the counterparties had deposited in segregated accounts securities with a value of $12,557,000 and cash of $18,534,000 in connection with open over-the-counter swap contracts.
A. Basis for Consolidation: Vanguard CSF Portfolio ("the subsidiary") commenced operations on June 25, 2019. The subsidiary is wholly owned by the fund and is a unit trust established in the Cayman Islands under the Trusts Law (2011 Revision) of the Cayman Islands, which is organized to invest in certain commodity-linked investments on behalf of the fund, consistent with the fund's investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of July 31, 2021, the fund held $291,889,000 in the subsidiary, representing 21% of the fund's net assets. All inter-fund transactions and balances (including the fund's investment in the subsidiary) have been eliminated, and the Consolidated Schedule of Investments includes all investments and other accounts of the subsidiary as if held directly by the fund.
B. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
C.  Swap Contracts: The fund gains exposure to commodities through the subsidiary's investment in swaps that earn the total return on a specified commodity index. Under the terms of the swaps, the subsidiary receives the total return on the specified index (receiving the increase or paying the decrease in the value of the specified index), applied to a notional amount. The subsidiary also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the subsidiary invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the subsidiary. The subsidiary’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The subsidiary mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the subsidiary cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the subsidiary may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the subsidiary under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the subsidiary net assets decline below a certain level, triggering a payment by the subsidiary if the subsidiary is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the subsidiary has pledged. Any securities pledged as collateral for open contracts are noted in the Consolidated Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Consolidated Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of July 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	949,105	—	949,105
Temporary Cash Investments	208,051	274,655	—	482,706
Total	208,051	1,223,760	—	1,431,811
Derivative Financial Instruments
Assets
Swap Contracts	—	19,547	—	19,547
Liabilities
Swap Contracts	—	2,583	—	2,583